MORGAN STANLEY DEAN WITTER HIGH INCOME                    Two World Trade Center
ADVANTAGE TRUST III

LETTER TO THE SHAREHOLDERS January 31, 1999             New York, New York 10048

DEAR SHAREHOLDER:

Nineteen ninety-eight was unquestionably a difficult year for the high-yield bond market, primarily because of a dramatic "flight-to-quality" in the second half of the year. In response to concerns about sharply declining overseas markets, investors sought the relative safety of U.S. government securities over riskier investments, such as equities and high-yield bonds. While equities rebounded during the fourth quarter, at year-end the high-yield market remained near its lows as investors continued to be very risk averse, apparently awaiting further evidence of continued economic growth in 1999.

Reviewing the year, after a rather quiet first half, serious concerns began to emerge over the rapidly escalating foreign market crisis, raising questions as to the extent of the impact on both the U.S. economy and corporate earnings. This resulted in a sharp correction in the high-yield bond market during the second half, causing high-yield bond prices to decline as much as 15 percent in many cases and driving yields from their first-half range of 9 percent to the 12 percent area. The high-yield market itself witnessed a flight-to-quality as well, with the middle tier of the market (B-rated issues) significantly underperforming the upper tier (BB-rated issues), again attributable to investors' severe risk aversion. As a result, high-yield market yields began 1999 near their highest level in relation to Treasuries in nearly 10 years.

PERFORMANCE

During the fiscal year ended January 31, 1999, Morgan Stanley Dean Witter High Income Advantage Trust III produced a total return of -9.79 percent, based on a change in net asset value (NAV) and reinvestment of distributions. Based on a change in the Trust's market price on the New York Stock Exchange (NYSE) and reinvestment of distributions, the Trust's total return for the fiscal year was -10.59 percent.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

Over the past twelve months, the Trust continued to distribute regular monthly income dividends at a rate of $0.06 per share. For the fiscal year ended January 31, 1999, the Trust's distributions totaled $0.72 per share. On January 31, 1999, the Trust had net assets in excess of $64 million.

PORTFOLIO STRATEGY

During the fiscal year, the Trust maintained a substantial position in the more defensive, higher-quality end of the fixed-income market, which held up well in an extremely volatile environment. Despite these defensive holdings, however, the Trust's more significant, long-term core position in the B-rated sector of the market was sharply affected by the market's second half correction, as described above.

In an effort to minimize the risk of an economic slowdown, we continue to concentrate on sectors that have historically proven to be more predictable, recession resistant and growth oriented, such as cellular communications, foods and beverages, telecommunications, media and cable television. We believe that these industry groups are poised to perform well over the next year, despite the slowing of many of the world's markets. In addition, we expect to see continued consolidation and merger activity within these industries, which should lead to improved credit quality. We continue to focus primarily on domestic companies, given the outlook for continued growth in the U.S. economy and are avoiding emerging foreign high-yield markets because of the higher degree of uncertainty associated with many of these markets.

LOOKING AHEAD

Despite the high-yield market's recent weakness, we consider today's substantially higher, more attractive yields and significantly discounted bond prices an investment opportunity, especially in view of the still relatively low interest rate environment. Given a soft landing in the economy with growth continuing into 1999, we expect the high-yield market to follow the lead of the equity markets and rebound to more normal levels relative to U.S. Treasury securities. Should this scenario materialize and high-yield bond prices recover, the Trust would participate not only in today's exceptionally high income levels but could potentially provide a degree of capital appreciation as well. Although the B-rated segment of the market was not a good investment performer in 1998, we are confident that its attractive yield and appreciation potential remains intact for long-term high-yield investors.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

We would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lowest at the time of purchase.

We thank you for your continued support of Morgan Stanley Dean Witter High Income Advantage Trust III and look forward to continuing to serve your investment needs.

Very truly yours,
/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE III

PORTFOLIO OF INVESTMENTS January 31, 1999

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (91.7%)
            Aerospace (0.7%)
$    500    Sabreliner Corp. - 144A*..............  11.00%    06/15/08    $  440,000
                                                                          ----------
            Broadcast Media (2.1%)
     500    Paxson Communications Corp. ..........  11.625    10/01/02       510,000
     750    Spanish Broadcasting System, Inc. ....  12.50     06/15/02       836,250
                                                                          ----------
                                                                           1,346,250
                                                                          ----------
            Cable Television (0.2%)
   3,750    Australis Holdings Property Ltd.
             (Australia)(a).......................  15.00++   11/01/02       187,500
                                                                          ----------
            Casinos/Gambling (3.6%)
   2,800    Aladdin Gaming/Capital Corp.
            (Series B)............................  13.50++   03/01/10       784,000
   1,500    Fitzgeralds Gaming Corp. .............  12.25     12/15/04       780,000
     500    Lady Luck Gaming Finance Corp. .......  11.875    03/01/01       508,125
     750    Stuart Entertainment, Inc.
            (Series B)............................  12.50     11/15/04       262,500
                                                                          ----------
                                                                           2,334,625
                                                                          ----------
            Cellular Telephone (4.6%)
     300    American Cellular Corp. - 144A*.......  10.50     05/15/08       315,000
   1,000    Clearnet Communications, Inc.
             (Canada).............................  14.75++   12/15/05       875,000
     300    Dobson/Sygnet Communications - 144A*..  12.25     12/15/08       321,000
   1,000    Price Communications Cellular
             Holdings.............................  11.25+    08/15/08       935,000
   1,000    Triton Communications LLC.............  11.00++   05/01/08       550,000
                                                                          ----------
                                                                           2,996,000
                                                                          ----------
            Computers (1.5%)
   1,000    CHS Electronics, Inc. ................   9.875    04/15/05       960,000
                                                                          ----------
            Consumer/Business Services (5.9%)
     500    Anacomp, Inc. (Series B)..............  10.875    04/01/04       520,000
     800    CEX Holdings, Inc. (Series B).........   9.625    06/01/08       732,000
     538    Comforce Corp. (Series B).............  15.00+    12/01/09       542,875
   1,500    Comforce Operating Inc. (Series B)....  12.00     12/01/07     1,500,000
     800    Entex Information Services,
             Inc. - 144A*.........................  12.50     08/01/06       520,000
                                                                          ----------
                                                                           3,814,875
                                                                          ----------
            Consumer Specialties (1.2%)
   1,000    Samsonite Corp. ......................  10.75     06/15/08       810,000
                                                                          ----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE III

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Consumer Sundries (2.3%)
$  1,000    J.B. Williams Holdings, Inc. .........  12.00%    03/01/04    $1,036,250
     500    Windmere-Durable Holdings, Inc. ......  10.00     07/31/08       453,750
                                                                          ----------
                                                                           1,490,000
                                                                          ----------
            Containers/Packaging (2.4%)
   1,000    Berry Plastics Corp. .................  12.25     04/15/04     1,055,000
     500    Premier Graphics, Inc. - 144A*........  11.50     12/01/05       502,500
                                                                          ----------
                                                                           1,557,500
                                                                          ----------
            Diversified Manufacturing (6.1%)
     300    Eagle-Picher Industries, Inc. ........   9.375    03/01/08       288,000
     500    High Voltage Engineering Co. .........  10.50     08/15/04       480,000
     750    J.B. Poindexter & Co., Inc. ..........  12.50     05/15/04       735,000
   3,900    Jordan Industries, Inc. (Series B)....  11.75++   04/01/09     2,457,000
                                                                          ----------
                                                                           3,960,000
                                                                          ----------
            Energy (2.6%)
     500    Northern Offshore ASA - 144A*
             (Norway).............................  10.00     05/15/05       250,000
     100    Transamerican Refining
             Corp. - 144A*........................  15.00+    12/01/03        99,000
   1,500    Transamerican Refining Corp. - 144A*
             (Units)++............................  16.00     06/30/03     1,320,000
                                                                          ----------
                                                                           1,669,000
                                                                          ----------
            Food Chains (1.1%)
     750    Pueblo Xtra International, Inc.
             (Series C)...........................   9.50     08/01/03       720,000
                                                                          ----------
            Food Distributors (0.7%)
     500    Fleming Companies, Inc. (Series B)....  10.625    07/31/07       462,500
                                                                          ----------
            Foods & Beverages (6.2%)
   1,583    Envirodyne Industries, Inc. ..........  10.25     12/01/01     1,266,400
   1,000    PepsiCo, Inc. ........................  15.00     08/06/99     1,052,610
   1,000    Sparkling Spring Water (Canada).......  11.50     11/15/07       860,000
   4,525    Specialty Foods Acquisition Corp.
             (Series B)...........................  13.00++   08/15/05       814,500
                                                                          ----------
                                                                           3,993,510
                                                                          ----------
            Healthcare (6.1%)
     600    Mediq/PRN Life Support Service
             Inc. ................................  11.00     06/01/08       576,000
   1,500    Pediatric Services of America, Inc.
             (Series A)...........................  10.00     04/15/08     1,065,000
     500    Unilab Corp. .........................  11.00     04/01/06       523,750
   1,500    Unison Healthcare Corp. - 144A* (b)...  12.25     11/01/06       585,000
     500    Universal Hospital Services, Inc. ....  10.25     03/01/08       445,000

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE III

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$    500    Universal Hospital Services,
             Inc. - 144A*.........................  10.25%    03/01/08    $  427,500
     500    Vencor Operating, Inc. ...............   9.875    05/01/05       360,000
                                                                          ----------
                                                                           3,982,250
                                                                          ----------
            Hotels/Resorts (4.2%)
     500    Epic Resorts LLC (Series B)...........  13.00     06/15/05       490,000
   2,000    Motels of America, Inc. (Series B)....  12.00     04/15/04     1,670,000
     563    Resort At Summerlin (Series B)........  13.00+    12/15/07       535,216
                                                                          ----------
                                                                           2,695,216
                                                                          ----------
            Industrial Specialties (2.5%)
   5,000    International Semi-Tech
             Microelectronics, Inc. (Canada)......  11.50++   08/15/03       625,000
     500    International Wire Group, Inc. .......  11.75     06/01/05       532,500
     500    Outsourcing Services Group,
             Inc. - 144A*.........................  10.875    03/01/06       480,000
                                                                          ----------
                                                                           1,637,500
                                                                          ----------
            Office Equipment/Supplies (1.4%)
   1,000    Mosler, Inc. .........................  11.00     04/15/03       880,000
                                                                          ----------
            Other Telecommunications (1.6%)
     500    Esprit Telecom Group PLC (United
             Kingdom).............................  10.875    06/15/08       520,000
     500    Versatel Telecom BV - 144A*
             (Netherlands) (Units)++..............  13.25     05/15/08       517,500
                                                                          ----------
                                                                           1,037,500
                                                                          ----------
            Printing/Publishing (0.5%)
     300    American Media Operations, Inc. ......  11.625    11/15/04       315,000
                                                                          ----------
            Restaurants (7.1%)
   6,251    American Restaurant Group Holdings,
             Inc. - 144A* (c).....................   0.00     12/15/05     1,875,210
   1,500    FRD Acquisition Corp. (Series B)......  12.50     07/15/04     1,595,625
     300    Friendly Ice Cream Corp. .............  10.50     12/01/07       268,500
   2,500    Planet Hollywood International,
             Inc. ................................  12.00     04/01/05       850,000
                                                                          ----------
                                                                           4,589,335
                                                                          ----------
            Telecommunications (15.7%)
     900    21st Century Telecom Group............  12.25++   02/15/08       333,000
   1,000    Birch Telecom Inc. - 144A*
             (Units)++............................  14.00     06/15/08       910,000
     500    Caprock Communications Corp. (Series
             B)...................................  12.00     07/15/08       497,500
   1,000    e. Spire Communications, Inc. ........  13.75     07/15/07       910,000

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE III

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$  1,000    Facilicom International, Inc. (Series
             B)...................................  10.50%    01/15/08    $  805,000
   2,820    Firstworld Communications, Inc. ......  13.00++   04/15/08     1,142,100
     500    Focal Communications (Series B).......  12.125++  02/15/08       255,000
     500    GST Equipment Funding Corp. ..........  13.25     05/01/07       517,500
     500    GST Telecom/GST Network Funding -
             144A*................................  10.50++   05/01/08       232,500
     500    Hyperion Telecommunication, Inc.
             (Series B)...........................  12.25     09/01/04       532,500
     500    Hyperion Telecommunication, Inc.
             (Series B)...........................  13.00++   04/15/03       387,500
   8,750    In-Flight Phone Corp. (Series B) (d)..  14.00     05/15/02     1,312,500
     300    Level 3 Communications, Inc. .........   9.125    05/01/08       298,500
     500    NextLink Communications, Inc. ........  12.50     04/15/06       543,750
     500    Optel, Inc. (Series B)................  11.50     07/01/08       495,000
     500    Pac-West Telecomm Inc. - 144A*........  13.50     02/01/09       501,250
     500    Primus Telecommunications Group
             (Series B)...........................   9.875    05/15/08       472,500
                                                                          ----------
                                                                          10,146,100
                                                                          ----------
            Telecommunications Equipment (1.4%)
   2,200    FWT, Inc. ............................   9.875    11/15/07       880,000
                                                                          ----------
            Wireless Communications (10.0%)
   2,000    Advanced Radio Telecommunications
             Corp. ...............................  14.00     02/15/07     1,500,000
   4,000    Cellnet Data Systems, Inc. ...........  14.00++   10/01/07     1,240,000
   1,000    Globalstar LP/Capital Corp. ..........  11.375    02/15/04       750,000
     300    Paging Network, Inc. .................  10.00     10/15/08       285,000
   1,800    TCI Satellite Entertainment, Inc. ....  12.25++   02/15/07       918,000
   1,000    USA Mobile Communications Holdings,
             Inc. ................................  14.00     11/01/04     1,030,000
   1,000    Winstar Communications, Inc. .........  14.00++   10/15/05       725,000
                                                                          ----------
                                                                           6,448,000
                                                                          ----------
            TOTAL CORPORATE BONDS
            (Identified Cost $72,206,731)..............................   59,352,661
                                                                          ----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE III

NUMBER OF
 SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
            COMMON STOCKS (e) (1.0%)
            Foods & Beverages (0.1%)
  90,000    Specialty Foods Acquisition Corp. - 144A*..................   $   90,000
                                                                          ----------
            Hotels/Resorts (0.0%)
   2,000    Motels of America, Inc. - 144A*............................        2,048
                                                                          ----------
            Restaurants (0.0%)
   4,750    American Restaurant Group Holdings, Inc. - 144A*...........           --
                                                                          ----------
            Retail (0.6%)
 517,647    County Seat Stores, Inc. (c)...............................      349,411
                                                                          ----------
            Textiles (0.3%)
 112,296    U.S. Leather, Inc. (c).....................................      168,444
                                                                          ----------
            TOTAL COMMON STOCKS
            (Identified Cost $4,939,894)...............................      609,903
                                                                          ----------
            PREFERRED STOCKS (e)(0.0%)
            Energy (0.0%)
   2,548    Transcontinental Refining Corp.* (Conv.)...................          153
   4,000    Transcontinental Refining Corp.* (Conv.)...................        2,720
   4,633    Transcontinental Refining Corp.* (Conv.)...................          278
   6,718    Transcontinental Refining Corp.* (Conv.)...................          403
  13,899    Transcontinental Refining Corp.* (Conv.)...................          834
                                                                          ----------
            TOTAL PREFERRED STOCKS
            (Identified Cost $4,384)...................................        4,388
                                                                          ----------

NUMBER OF
---------
            WARRANTS (e) (0.0%)
            Aerospace (0.0%)
   2,500    Sabreliner Corp. - 144A*..................................       25,000
                                                                         ----------
            Casino/Gambling (0.0%)
  23,000    Aladdin Gaming/Capital Corp. - 144A*......................           --
   1,250    Fitzgeralds South Inc. - 144A*............................           --
                                                                         ----------
                                                                                 --
                                                                         ----------

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE III

NUMBER OF
WARRANTS                                                                    VALUE
------------------------------------------------------------------------------------
            Hotels/Resorts (0.0%)
     500    Epic Resorts LLC - 144A*..................................   $       --
     500    Resort At Summerlin - 144A*...............................           --
                                                                         ----------
                                                                                 --
                                                                         ----------
            Other Telecommunications (0.0%)
     500    Versatel Telecom BV - 144A* (Netherlands).................        5,281
                                                                         ----------
            Telecommunications (0.0%)
   2,820    Firstworld Communications, Inc. - 144A*...................           --
                                                                         ----------
            TOTAL WARRANTS
            (Identified Cost $67,768).................................       30,281
                                                                         ----------

PRINCIPAL
AMOUNT IN                                           COUPON    MATURITY
THOUSANDS                                            RATE       DATE
---------                                           -------   ---------
            SHORT-TERM INVESTMENTS (5.7%)
            U.S. GOVERNMENT AGENCY (f) (5.4%)
 $ 3,500    Federal Home Loan Banks
            (Amortized Cost $3,500,000)...........     4.62%  02/01/99      3,500,000
                                                                          -----------
            REPURCHASE AGREEMENT (0.3%)
     173    The Bank of New York (dated 01/29/99;
             proceeds $172,607) (g)
             (Identified Cost $172,540)...........     4.688  02/01/99        172,540
                                                                          -----------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $3,672,540)...............................     3,672,540
                                                                          -----------
            TOTAL INVESTMENTS
            (Identified Cost $80,891,317) (h)...................  98.4%    63,669,773
            OTHER ASSETS IN EXCESS OF LIABILITIES................  1.6      1,026,628
                                                                 -----    -----------
            NET ASSETS.........................................  100.0%   $64,696,401
                                                                 =====    ===========


        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE III

---------------------

 *    Resale is restricted to qualified institutional investors.
++    Consists of one or more classes of securities traded
      together as a unit; bonds with attached warrants.
 +    Payment-in-kind security.
++    Currently a zero coupon bond and will pay interest at the
      rate shown at a future specified date.
(a)   Issuer in bankruptcy.
(b)   Non-income producing security; bond in default.
(c)   Acquired through exchange offer.
(d)   Non-income producing security; issuer in bankruptcy.
(e)   Non-income producing securities.
(f)   Security was purchased on a discount basis. The interest
      rate shown has been adjusted to reflect a money market
      equivalent yield.
(g)   Collateralized by $163,859 U.S. Treasury Note 6.25% due
      01/31/02 valued at $175,991.
(h)   The aggregate cost for federal income tax purposes
      approximates identified cost. The aggregate gross unrealized appreciation is $1,055,584 and the aggregate gross
      unrealized depreciation is $18,277,128, resulting in net
      unrealized depreciation of $17,221,544.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
January 31, 1999
ASSETS:
Investments in securities, at value
 (identified cost $80,891,317)..............................  $ 63,669,773
Receivable for:
    Interest................................................     1,399,378
    Investments sold........................................       492,408
Prepaid expenses and other assets...........................         3,089
                                                              ------------

    TOTAL ASSETS............................................    65,564,648
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................       758,250
    Investment management fee...............................        41,088
Accrued expenses and other payables.........................        68,909
                                                              ------------

    TOTAL LIABILITIES.......................................       868,247
                                                              ------------

    NET ASSETS..............................................  $ 64,696,401
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $121,076,287
Net unrealized depreciation.................................   (17,221,544)
Accumulated undistributed net investment income.............       998,833
Accumulated net realized loss...............................   (40,157,175)
                                                              -----------

    NET ASSETS..............................................  $ 64,696,401
                                                              ============

NET ASSET VALUE PER SHARE,
 12,876,779 shares outstanding (unlimited shares authorized
 of $.01 par value).........................................         $5.02
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

STATEMENT OF OPERATIONS
For the year ended January 31, 1999
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 10,033,361
                                                              ------------

EXPENSES
Investment management fee...................................       550,779
Professional fees...........................................        51,031
Transfer agent fees and expenses............................        49,106
Registration fees...........................................        48,000
Shareholder reports and notices.............................        32,968
Custodian fees..............................................        13,973
Trustees' fees and expenses.................................        12,924
Other.......................................................        13,779
                                                              ------------

    TOTAL EXPENSES..........................................       772,560
                                                              ------------

    NET INVESTMENT INCOME...................................     9,260,801
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................    (2,152,260)
Net change in unrealized depreciation.......................   (12,713,436)
                                                              ------------

    NET LOSS................................................   (14,865,696)
                                                              ------------

NET DECREASE................................................  $ (5,604,895)
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                          FOR THE YEAR       FOR THE YEAR
                                                             ENDED              ENDED
                                                        JANUARY 31, 1999   JANUARY 31, 1998
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................    $  9,260,801       $10,066,319
Net realized loss.....................................      (2,152,260)       (5,009,921)
Net change in unrealized depreciation.................     (12,713,436)        5,579,923
                                                          ------------       -----------

    NET INCREASE (DECREASE)...........................      (5,604,895)       10,636,321

Dividends from net investment income..................      (9,271,165)       (9,770,760)
                                                          ------------       -----------

    NET INCREASE (DECREASE)...........................     (14,876,060)          865,561
NET ASSETS:
Beginning of period...................................      79,572,461        78,706,900
                                                          ------------       -----------

    END OF PERIOD
    (Including undistributed net investment income of
    $998,833 and $1,011,828, respectively)............    $ 64,696,401       $79,572,461
                                                          ============       ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

NOTES TO FINANCIAL STATEMENTS January 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter High Income Advantage Trust III (the "Trust"), formerly High Income Advantage Trust III, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust seeks to achieve its objective by investing primarily in lower-rated fixed income securities. The Trust was organized as a Massachusetts business trust on November 23, 1988 and commenced operations on February 28, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1999 aggregated $56,904,599 and $60,367,126, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Trust's transfer agent. At January 31, 1999, the Trust had transfer agent fees and expenses payable of approximately $100.

4. SHARES OF BENEFICIAL INTEREST

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                             PAR       EXCESS OF
                                                                SHARES      VALUE      PAR VALUE
                                                              ----------   --------   ------------
Balance, January 31, 1997, 1998 and 1999....................  12,876,779   $128,768   $120,947,519
                                                              ==========   ========   ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

   DECLARATION      AMOUNT          RECORD            PAYABLE
      DATE         PER SHARE         DATE              DATE
-----------------  ---------   ----------------  -----------------
   January 26,
 1999............    $0.06     February 5, 1999  February 19, 1999
  February 23,
 1999............    $0.06      March 5, 1999     March 19, 1999

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

6. FEDERAL INCOME TAX STATUS

At January 31, 1999, the Trust had a net capital loss carryover of approximately $38,377,000 which may be used to offset future capital gains to the extent provided by regulations which is available through January 31 of the following years:

                                  AMOUNT IN THOUSANDS
---------------------------------------------------------------------------------------
        2000              2002       2003       2004       2005       2006       2007
      --------          --------   --------   --------   --------   --------   --------
       $9,648            $3,256    $10,665     $4,258     $3,007     $5,910     $1,633
       ======            ======    =======     ======     ======     ======     ======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $663,000 during fiscal 1999.

At January 31, 1999, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and interest on bonds in default.

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                               FOR THE YEAR ENDED JANUARY 31
                                                                 ----------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................     $ 6.18       $ 6.11       $ 6.39       $ 6.12       $ 7.57
                                                                 ------       ------       ------       ------       ------
Income (loss) from investment operations:
 Net investment income......................................       0.72         0.78         0.77         0.75         0.75
 Net realized and unrealized gain (loss)....................      (1.16)        0.05        (0.26)        0.24        (1.43)
                                                                 ------       ------       ------       ------       ------
Total income (loss) from investment operations..............      (0.44)        0.83         0.51         0.99        (0.68)
                                                                 ------       ------       ------       ------       ------
Less dividends from net investment income...................      (0.72)       (0.76)       (0.79)       (0.72)       (0.77)
                                                                 ------       ------       ------       ------       ------
Net asset value, end of period..............................     $ 5.02       $ 6.18       $ 6.11       $ 6.39       $ 6.12
                                                                 ======       ======       ======       ======       ======
Market value, end of period.................................     $5.938       $7.375       $ 7.00       $ 6.75       $ 6.50
                                                                 ======       ======       ======       ======       ======

TOTAL RETURN+...............................................     (10.59)%      16.86%       16.03%       15.31%       (6.30)%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       1.05%        0.96%        0.98%        1.00%        1.02%
Net investment income.......................................      12.61%       12.70%       12.13%       11.80%       11.04%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................    $64,696      $79,572      $78,707      $82,277      $78,765
Portfolio turnover rate.....................................         81%         113%         161%          78%          82%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER HIGH INCOME ADVANTAGE TRUST III

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter High Income Advantage Trust III (the "Trust"), formerly High Income Advantage Trust III, at January 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
March 5, 1999

TRUSTEES
---------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
--------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-----------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



MORGAN STANLEY
DEAN WITTER
HIGH INCOME
ADVANTAGE
TRUST III







Annual Report
January 31, 1999